UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            ☒

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☐        Preliminary Proxy Statement
☐        Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐        Definitive Proxy Statement
☒        Definitive Additional Materials
☐        Soliciting Material Pursuant to §240.14(a)-12

ZOOM TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZOOM TECHNOLOGIES, INC.
Headquarters: Sanlitun SOHO, Building A, 11th Floor
No.8 Workers Stadium North Road, Chaoyang District
Beijing, China 100027

NOTICE OF ADJOURED ANNUAL MEETING OF STOCKHOLDERS

Date of Adjourned Meeting:  November 11, 2013

 NOTICE IS HEREBY GIVEN that the Adjourned 2013 annual Meeting of Stockholders of Zoom Technologies, Inc., a Delaware corporation, will be held at Offices of Ellenoff Grossman and Schole LLP, at 150 East 42nd Street, 11th Floor, New York, NY 10017, on Monday, November 11 at 8:00am ET for the following purposes:

  To elect six incumbent directors for terms expiring at the Company's next annual stockholders' meeting (Proposal No. 1);
  To consider and vote upon an amendment (the "Amendment") to Article FOURTH of the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock, par value $0.01 per share (the "Common Stock") at a ratio of between one-for-five and one-for-ten with such ratio to be determined at the sole discretion of the Board (Proposal No. 2);
  To conduct a non-binding advisory vote on our executive compensation (Proposal No. 3);
  To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation (Proposal No. 4);
  To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The board of directors has fixed the close of business on October 1, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. The record date is the same as the record date for the annual meeting as originally scheduled.  A list of stockholders of record on the record date will be available for inspection by stockholders at the Company's office, during the ten days prior to the meeting.

Copies of the Company's proxy statement, which contains information pertaining to the matters to be voted on at the adjourned annual meeting, have previously been delivered to the Company's stockholders.  The proxy statement is available on the Company's website at http://www.zoom.com.  The proxy statement is also available on the SEC's website at http://www.sec.gov/Archives/edgar/data/822708/000113626113000441/def14a.htm.   Copies of the Company's proxy statement may be also obtained without charge by writing to Patrick Wong, CFO and Secretary, Sanlitun SOHO, Building A, 11th Floor No.8 Workers Stadium North Road, Chaoyang District Beijing, China 100027.

By Order of the Board of Directors /s/ Patrick Wong Patrick Wong, Director, Secretary, and Chief Financial Officer

Beijing, China
October 25, 2013

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ADJOURNED 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 11, 2013:

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 ARE AVAILABLE ON THE INTERNET AT

www.edocumentview.com/ZOOM